UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.18

ANNUAL REPORT

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Alternative Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

December 21, 2018

This report provides management’s discussion of fund performance for AB All Market Alternative Return Portfolio for the annual reporting period ended October 31, 2018.

At a meeting held on December 20, 2018, the Board of Directors of the Company approved the liquidation and termination of the Fund. If necessary after payment by the Fund for redemption requests by the Fund’s shareholders, the Fund will make final liquidating distributions on or shortly after January 11, 2019.

The Fund’s investment objective is long-term capital appreciation.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO[1]
Class A Shares[2]	-5.89%	-9.41%
Class C Shares[2]	-6.24%	-10.13%
Advisor Class Shares[3]	-5.74%	-9.13%	[2]
Bloomberg Barclays 3-Month T-Bill Index	0.99%	1.69%
Lipper Alternative Multi-Strategy Funds Average	-2.27%	-2.49%

1

Includes the impact of a reimbursement from the Adviser for trading losses incurred due to a trade entry error, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended October 31, 2018, by 0.00% and 0.16%, respectively.

2

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 3-Month Treasury Bill (“T-Bill”) Index, and to the Lipper Alternative Multi-Strategy Funds Average (the “Lipper Average”), for the six- and 12-month periods ended October 31, 2018. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some of the funds have different investment policies and sales and management fees and fund expenses.

During both periods, the Fund underperformed the benchmark and the Lipper Average, before sales charges. For the 12-month period, holdings

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in emerging-market currencies detracted, relative to the benchmark, while developed-market currency holdings contributed within the Fund’s long/short currency strategy. Long/short strategies in fixed income, equities and commodities detracted as well. Equity volatility selling (i.e., derivative instruments, the return on which explicitly depends on the falling volatility of the price of the underlying equities) also detracted.

For the six-month period, emerging-market currency holdings detracted and positions in developed-market currencies contributed. The Fund’s long/short strategies in fixed income and equities detracted, while strategies in commodities contributed. Equity volatility selling detracted.

The Fund utilized derivatives for hedging and investment purposes for both periods. Equity index futures and variance swaps added to absolute returns for the six-month period, and detracted for the 12-month period. Currency forwards, interest rate swaps, total return swaps and purchased swaptions detracted for both periods. Written swaptions added to performance for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US and non-US stocks rose during the 12-month period ended October 31, 2018, while emerging-market equities declined. US equity indices set a series of record highs amid favorable corporate tax reform, strong earnings and continued economic growth. However, volatility returned to markets at the end of the period as investors became concerned about slowing growth ahead. In the US, growth stocks outperformed their value counterparts, in terms of style, and large-cap stocks outperformed their small-cap peers. Fixed-income markets had mixed performance; developed-market treasuries rallied, outperforming the positive returns of emerging-market local-currency government bonds, while global high-yield and investment-grade securities ended the period in negative territory. Emerging-market debt sectors generally sold off, coming under pressure from a stronger US dollar, slowing Chinese growth, the global trade war and a hawkish US Federal Reserve (the “Fed”). Developed-market yield curves moved in differing directions, but rose across the board in Italy on renewed political and fiscal concerns (bond yields move inversely to price). The Fed raised interest rates four times and began to formally reduce its balance sheet by letting some of the bonds it holds mature without reinvesting the proceeds received, as widely expected, but in June signaled more rate increases than previously expected for the rest of 2018.

Within the Fund’s allocation to currency factors, the Fund’s Senior Investment Management Team (the “Team”) increased exposure to developed-market currency strategies, and decreased exposure to volatility selling and emerging-market currency strategies. Exposure to equity and fixed-income strategies were maintained at near constant levels. Over the

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course of both periods, the Team maintained exposure to a broad set of long/short factors across asset classes, including equities, fixed income, currencies and commodities.

INVESTMENT POLICIES

The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional or “alternative” investment strategies (the “Strategies”). The Fund utilizes the Adviser’s fundamental and quantitative research to identify and implement Strategies that in the aggregate are expected to deliver moderate absolute returns with low correlation to traditional asset classes such as equity and fixed-income securities. The Adviser seeks to identify tactical investment opportunities within and across these Strategies and to actively adjust the Fund’s exposure to each Strategy, and to different approaches within each Strategy in order to improve returns and control risks.

The Fund may utilize all or some of the following Strategies:

+

The Fund takes long positions in certain securities or instruments in the expectation that they will increase in value and taking short positions in other securities or instruments in the expectation that they will decrease in value. The Fund may take long positions through the direct purchase of securities and/or through derivative instruments, and may likewise take short positions through short sales and/or derivatives. In a short sale transaction, the Fund sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender.

Under this Strategy, the Adviser may consider different factors, such as valuation and price momentum, in determining the securities and instruments in which to take long and short positions. The Fund may invest in one or more countries, and may focus on a specified sector, industry or market capitalization at any given time. This Strategy may include equity volatility strategies, in which the Fund would take long and short positions in equity volatility derivatives (i.e., derivative instruments the return on which explicitly depends on some measure of the volatility of the price of the underlying asset) where the Adviser deems such positions attractive.

+

The Fund may take a similar approach in seeking to identify and benefit from price discrepancies between and among various currencies, interest rates, credit instruments and commodities. This Strategy attempts to exploit these discrepancies through long and

(continued on next page)

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short positions in related assets. In connection with this Strategy, the Fund may also invest in volatility derivatives related to currencies, interest rates, credit instruments and commodities.

+

The Fund may also seek to identify and exploit opportunities across global asset classes and indexes. Unlike the approach described in the previous paragraph, this Strategy focuses on opportunities across asset classes rather than opportunities within asset classes. This Strategy is driven primarily by considerations relating to asset classes and countries, including considerations of a macroeconomic or technical nature, rather than “bottom-up” individual security analysis. As part of this Strategy, the Fund may invest in all major markets—equity, fixed-income (including both interest-rate and credit instruments), real estate investment trusts (“REITs”), currencies and commodities, though not always at the same time—and may take both long and short positions in these markets.

In pursuing its objective, the Fund expects to invest in a wide range of securities and financial instruments, including equity and fixed-income securities and related derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund’s fixed-income investments may be of any quality or maturity and include corporate obligations, obligations of US and foreign governments, and mortgage-backed or other types of asset-backed securities. The Fund may also invest in REITS, currencies and currency derivatives, and commodity derivatives. Some of the Strategies will frequently be implemented through sector-based and index-based derivatives or exchange-traded funds, rather than through specific securities or derivatives related to specific securities.

Derivatives, such as options, futures contracts, forwards and swaps, may provide more efficient and economical exposure to market segments than direct investments. The Fund’s market exposures may at times be achieved almost entirely through the use of derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. The Fund’s use of derivatives is expected to create aggregate notional exposure substantially in excess of the Fund’s net assets, effectively leveraging the Fund. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a significant portion of the Fund’s assets may be held in

(continued on next page)

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cash or invested in cash equivalents, such as short-term US government and agency securities, repurchase agreements and money market funds.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein All Market Alternative Return Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and foreign currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 3-Month T-Bill Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 3-Month T-Bill Index represents the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of the Fund’s assets among different Strategies and asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value (“NAV”) when one of these asset classes is performing better or worse than others.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund intends to use leveraging techniques to a significant extent, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened risk due to rising rates as

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DISCLOSURES AND RISKS (continued)

the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivatives transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In

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DISCLOSURES AND RISKS (continued)

addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be

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DISCLOSURES AND RISKS (continued)

lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/9/20151 TO 10/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Alternative Return Portfolio Class A shares (from 3/9/20151 to 10/31/2018) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 3/9/2015.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-9.41%	-13.28%
Since Inception[1]	-2.80%	-3.94%
CLASS C SHARES
1 Year	-10.13%	-11.03%
Since Inception[1]	-3.52%	-3.52%
ADVISOR CLASS SHARES[2]
1 Year	-9.13%	-9.13%
Since Inception[1]	-2.56%	-2.56%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 2.27%, 3.10% and 1.23% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than advisory fees of any AB mutual funds in which Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.24%, 1.99% and 0.99% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2019 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 3/9/2015.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-11.12%
Since Inception[1]	-3.46%
CLASS C SHARES
1 Year	-8.76%
Since Inception[1]	-3.02%
ADVISOR CLASS SHARES[2]
1 Year	-6.88%
Since Inception[1]	-2.05%

1	Inception date: 3/9/2015.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$941.10	$5.97	1.22%	$6.12	1.25%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%	$6.36	1.25%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$937.60	$9.62	1.97%	$9.77	2.00%
Hypothetical**	$1,000	$1,015.07	$10.01	1.97%	$10.16	2.00%
Advisor Class
Actual	$1,000	$942.60	$4.75	0.97%	$4.90	1.00%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%	$5.09	1.00%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $154.5

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$1,540,774	1.0%
Microsoft Corp.	1,053,360	0.7
Amazon.com, Inc.	896,483	0.6
Alphabet, Inc. – Class C	808,145	0.5
Pfizer, Inc.	802,208	0.5
Home Depot, Inc. (The)	687,867	0.5
Mastercard, Inc. – Class A	678,008	0.4
BP PLC	631,346	0.4
Amgen, Inc.	614,229	0.4
Walt Disney Co. (The)	601,709	0.4
	$8,314,129	5.4%

1

All data are as of October 31, 2018. The Fund’s asset class breakdown includes derivatives exposure and is expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

16 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 41.8%
Financials – 7.6%
Banks – 2.5%
Bank of America Corp.	7,004	$192,610
Canadian Imperial Bank of Commerce	2,270	196,022
Citigroup, Inc.	490	32,075
Citizens Financial Group, Inc.	9,390	350,717
Fifth Third Bancorp	14,150	381,909
JPMorgan Chase & Co.	3,947	430,302
Mebuki Financial Group, Inc.	117,200	356,916
Mizuho Financial Group, Inc.	269,700	463,173
Oversea-Chinese Banking Corp., Ltd.	52,100	404,736
Royal Bank of Canada	7,150	520,968
Wells Fargo & Co.	3,340	177,788
Zions Bancorp NA	6,880	323,704

		3,830,920

Capital Markets – 0.8%
ASX Ltd.	4,140	173,883
Daiwa Securities Group, Inc.	37,500	215,052
Morgan Stanley	10,340	472,124
S&P Global, Inc.	2,379	433,739

		1,294,798

Consumer Finance – 0.3%
Ally Financial, Inc.	16,000	406,560

Diversified Financial Services – 0.8%
Berkshire Hathaway, Inc. – Class B(a)	931	191,115
Groupe Bruxelles Lambert SA	4,480	416,654
Kinnevik AB	11,386	315,661
Voya Financial, Inc.	8,520	372,835

		1,296,265

Insurance – 2.3%
Aegon NV	66,470	407,637
Athene Holding Ltd. – Class A(a)	2,170	99,212
CNP Assurances	17,810	396,940
Japan Post Holdings Co., Ltd.	35,200	417,419
Lincoln National Corp.	4,008	241,242
MetLife, Inc.	10,210	420,550
NN Group NV	9,760	419,076
Poste Italiane SpA(b)	47,950	344,060
Prudential Financial, Inc.	4,868	456,521
Sampo Oyj – Class A	8,200	377,094

		3,579,751

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Mortgage Real Estate Investment Trusts (REITs) – 0.9%
Annaly Capital Management, Inc.	41,950	$414,047
ARMOUR Residential REIT, Inc.	9,600	209,088
Chimera Investment Corp.	8,340	155,124
Invesco Mortgage Capital, Inc.	13,310	200,715
New Residential Investment Corp.	11,080	198,110
Two Harbors Investment Corp.	13,610	199,931

		1,377,015

		11,785,309

Information Technology – 7.1%
Communications Equipment – 0.3%
Cisco Systems, Inc.	2,147	98,225
F5 Networks, Inc.(a)	2,330	408,403

		506,628

Electronic Equipment, Instruments & Components – 1.2%
Arrow Electronics, Inc.(a)	5,310	359,540
Avnet, Inc.	8,526	341,637
CDW Corp./DE	3,170	285,332
Hitachi Ltd.	12,900	394,356
Keysight Technologies, Inc.(a)	4,430	252,864
Oki Electric Industry Co., Ltd.	16,100	220,367

		1,854,096

IT Services – 1.7%
Accenture PLC – Class A	1,140	179,687
Alliance Data Systems Corp.	1,760	362,877
Amadeus IT Group SA – Class A	5,080	409,065
Automatic Data Processing, Inc.	1,100	158,488
Broadridge Financial Solutions, Inc.	3,390	396,426
CGI Group, Inc. – Class A(a)	5,930	366,219
Mastercard, Inc. – Class A	3,430	678,008
Visa, Inc. – Class A	1,067	147,086

		2,697,856

Semiconductors & Semiconductor Equipment – 0.2%
Intel Corp.	7,951	372,743

Software – 2.3%
Adobe, Inc.(a)	2,240	550,502
CA, Inc.	7,579	336,205
Cadence Design Systems, Inc.(a)	9,330	415,838
Citrix Systems, Inc.(a)	2,410	246,953
Constellation Software, Inc./Canada	550	378,522
Dell Technologies, Inc. – Class V(a)	4,535	409,919

18 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Intuit, Inc.	630	$132,930
Microsoft Corp.	9,862	1,053,360

		3,524,229

Technology Hardware, Storage & Peripherals – 1.4%
Apple, Inc.	7,040	1,540,774
NEC Corp.	14,200	407,614
Ricoh Co., Ltd.	13,200	131,766

		2,080,154

		11,035,706

Health Care – 5.4%
Biotechnology – 0.6%
Amgen, Inc.	3,186	614,229
Vertex Pharmaceuticals, Inc.(a)	1,940	328,753

		942,982

Health Care Equipment & Supplies – 2.0%
Baxter International, Inc.	6,200	387,562
Boston Scientific Corp.(a)	5,330	192,626
Coloplast A/S – Class B	4,340	404,981
IDEXX Laboratories, Inc.(a)	150	31,818
Koninklijke Philips NV	11,400	425,173
Medtronic PLC	6,360	571,255
Nipro Corp.	14,800	188,466
ResMed, Inc.	2,410	255,267
Siemens Healthineers AG(a)(b)	6,200	256,597
Zimmer Biomet Holdings, Inc.	2,850	323,732

		3,037,477

Health Care Providers & Services – 0.4%
Humana, Inc.	1,490	477,411
UnitedHealth Group, Inc.	672	175,627

		653,038

Life Sciences Tools & Services – 0.8%
Illumina, Inc.(a)	1,030	320,484
IQVIA Holdings, Inc.(a)	3,620	445,007
Lonza Group AG(a)	1,360	427,638

		1,193,129

Pharmaceuticals – 1.6%
Johnson & Johnson	2,529	354,035
Merck & Co., Inc.	910	66,985
Novartis AG	770	67,431
Novo Nordisk A/S – Class B	11,860	512,192
Pfizer, Inc.	18,630	802,208
Roche Holding AG	610	148,451
UCB SA	840	70,543

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Zoetis, Inc.	5,180	$466,977

		2,488,822

		8,315,448

Industrials – 4.7%
Aerospace & Defense – 0.7%
Boeing Co. (The)	229	81,263
Harris Corp.	2,070	307,829
Huntington Ingalls Industries, Inc.	1,710	373,601
Spirit AeroSystems Holdings, Inc. – Class A	4,800	403,248

		1,165,941

Air Freight & Logistics – 0.6%
Expeditors International of Washington, Inc.	5,620	377,552
United Parcel Service, Inc. – Class B	4,630	493,280

		870,832

Building Products – 0.0%
Resideo Technologies, Inc.(a)	641	13,493

Construction & Engineering – 0.9%
ACS Actividades de Construccion y Servicios SA	7,170	268,455
Eiffage SA	4,200	410,180
Obayashi Corp.	39,300	346,949
Sumitomo Mitsui Construction Co., Ltd.	24,700	154,953
Taisei Corp.	4,600	196,735

		1,377,272

Electrical Equipment – 0.3%
Legrand SA	6,600	430,986

Industrial Conglomerates – 0.4%
Honeywell International, Inc.	3,850	557,557

Machinery – 0.8%
AGCO Corp.	6,893	386,284
Sandvik AB	25,590	404,547
SKF AB – Class B	22,120	354,630
Volvo AB – Class B	6,030	90,053

		1,235,514

Professional Services – 0.4%
Robert Half International, Inc.	3,667	221,963
Verisk Analytics, Inc. – Class A(a)	2,790	334,354

		556,317

Road & Rail – 0.4%
Central Japan Railway Co.	600	115,145
Union Pacific Corp.	3,890	568,796

		683,941

20 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.2%
AerCap Holdings NV(a)	7,900	$395,632

		7,287,485

Consumer Discretionary – 3.5%
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	8,800	344,179

Hotels, Restaurants & Leisure – 0.5%
Aristocrat Leisure Ltd.	18,710	352,570
Domino’s Pizza Enterprises Ltd.	6,200	237,626
McDonald’s Corp.	1,340	237,046

		827,242

Household Durables – 0.3%
DR Horton, Inc.	4,920	176,923
Garmin Ltd.	3,460	228,914

		405,837

Internet & Direct Marketing Retail – 1.1%
Amazon.com, Inc.(a)	561	896,483
Expedia Group, Inc.	3,030	380,053
Rakuten, Inc.	54,700	369,990

		1,646,526

Leisure Products – 0.2%
Polaris Industries, Inc.	3,310	294,524

Multiline Retail – 0.3%
Next PLC	5,860	389,296

Specialty Retail – 0.4%
Home Depot, Inc. (The)	3,911	687,867

Textiles, Apparel & Luxury Goods – 0.5%
Hermes International	680	388,213
HUGO BOSS AG	5,160	368,751

		756,964

		5,352,435

Real Estate – 2.5%
Equity Real Estate Investment Trusts (REITs) – 2.2%
Americold Realty Trust	2,510	62,123
BWP Trust	55,850	137,054
Centuria Metropolitan REIT	114,920	191,244
Cromwell Property Group	30,680	22,394
Fortune Real Estate Investment Trust	175,000	191,457
GEO Group, Inc. (The)	7,950	175,775
Goodman Property Trust	195,310	191,314
Growthpoint Properties Australia Ltd.	76,300	196,759
Host Hotels & Resorts, Inc.	20,130	384,684

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hui Xian Real Estate Investment Trust	414,000	$179,965
ICADE	3,110	263,838
Precinct Properties New Zealand Ltd.	210,440	193,960
Tritax Big Box REIT PLC	104,150	190,142
Viva Energy REIT	128,820	199,018
Weyerhaeuser Co.	13,141	349,945
Xenia Hotels & Resorts, Inc.	8,390	172,415
Yuexiu Real Estate Investment Trust	322,000	195,580

		3,297,667

Real Estate Management & Development – 0.3%
Nomura Real Estate Holdings, Inc.	17,800	334,372
Swiss Prime Site AG(a)	2,040	165,533

		499,905

		3,797,572

Utilities – 2.3%
Electric Utilities – 1.2%
CLP Holdings Ltd.	37,500	420,204
Electricite de France SA	24,130	399,787
Exelon Corp.	10,590	463,948
Orsted A/S(b)	6,460	409,633
Terna Rete Elettrica Nazionale SpA	38,280	197,735

		1,891,307

Gas Utilities – 0.3%
UGI Corp.	8,150	432,439

Independent Power and Renewable Electricity Producers – 0.3%
AES Corp./VA	27,670	403,429
Renewables Infrastructure Group Ltd. (The)	62,680	91,293

		494,722

Multi-Utilities – 0.5%
CenterPoint Energy, Inc.	9,676	261,349
REN – Redes Energeticas Nacionais SGPS SA	73,220	194,953
RWE AG	17,230	335,196

		791,498

		3,609,966

Consumer Staples – 2.3%
Beverages – 1.0%
Coca-Cola Amatil Ltd.	59,820	420,995
Coca-Cola Co. (The)	12,212	584,711
Coca-Cola European Partners PLC	6,560	298,414
Heineken Holding NV	1,170	101,201
Monster Beverage Corp.(a)	1,460	77,161

		1,482,482

22 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.6%
Aeon Co., Ltd.	13,600	$312,149
J Sainsbury PLC	27,160	107,908
Sysco Corp.	6,120	436,540
Woolworths Group Ltd.	7,060	142,495

		999,092

Food Products – 0.3%
Marine Harvest ASA	9,680	234,356
Nestle SA	2,258	190,627

		424,983

Household Products – 0.3%
Lion Corp.	19,300	362,857
Procter & Gamble Co. (The)	1,236	109,608

		472,465

Personal Products – 0.1%
Herbalife Nutrition Ltd.(a)	3,180	169,367

		3,548,389

Communication Services – 2.2%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	4,504	138,183
HKBN Ltd.	133,000	199,670
Orange SA	6,140	95,835
TELUS Corp.	1,670	57,187
Verizon Communications, Inc.	2,392	136,559

		627,434

Entertainment – 0.7%
Viacom, Inc. – Class B	12,550	401,349
Walt Disney Co. (The)	5,240	601,709

		1,003,058

Interactive Media & Services – 0.7%
Alphabet, Inc. – Class A(a)	275	299,910
Alphabet, Inc. – Class C(a)	472	508,235
Facebook, Inc. – Class A(a)	2,291	347,751

		1,155,896

Media – 0.4%
NOS SGPS SA	33,750	189,301
Rightmove PLC	10,420	60,150
Sirius XM Holdings, Inc.	61,350	369,327

		618,778

		3,405,166

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Energy – 2.1%
Energy Equipment & Services – 0.1%
Aker Solutions ASA(a)(b)		21,890	$144,033

Oil, Gas & Consumable Fuels – 2.0%
Valero Energy Corp.		4,149	377,932
Marathon Petroleum Corp.		5,927	417,557
Husky Energy, Inc.		3,317	46,891
BP PLC		87,399	631,346
Chevron Corp.		983	109,752
Exxon Mobil Corp.		3,518	280,314
Equinor ASA		17,160	443,865
Royal Dutch Shell PLC – Class A		3,217	102,488
Royal Dutch Shell PLC – Class B		8,210	267,752
Phillips 66		4,054	416,832

			3,094,729

			3,238,762

Materials – 2.1%
Chemicals – 2.1%
Air Products & Chemicals, Inc.		2,940	453,789
Covestro AG(b)		5,280	340,501
Ecolab, Inc.		3,080	471,702
Johnson Matthey PLC		3,160	119,807
LyondellBasell Industries NV – Class A		4,284	382,433
Methanex Corp.		5,010	324,435
Mitsubishi Chemical Holdings Corp.		50,000	389,770
Sumitomo Chemical Co., Ltd.		76,000	380,713
Westlake Chemical Corp.		4,360	310,868

			3,174,018

Total Common Stocks (cost $65,847,351)			64,550,256

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
IRS Swaption Expiration: Jan 2019; Contracts: 40,660,000; Exercise Rate: 0.90%; Counterparty: Goldman Sachs International(a) (premiums paid $141,332)	EUR	40,660,000	5,851

24 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 39.8%
Governments – Treasuries – 19.5%
Japan – 19.5%
Japan Treasury Discount Bill Series 789 Zero Coupon, 1/21/19 (cost $30,316,296)	JPY	3,400,000	$30,154,190

		Shares
Investment Companies – 10.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.08%(c)(d)(e) (cost $16,462,944)		16,462,944	16,462,944

		Principal Amount (000)
U.S. Treasury Bills – 9.6%
U.S. Treasury Bill
Zero Coupon, 11/08/18-12/27/18(f)	$	14,400	14,379,892
Zero Coupon, 1/24/19		500	497,369

Total U.S. Treasury Bills (cost $14,877,883)			14,877,261

Total Short-Term Investments (cost $61,657,123)			61,494,395

Total Investments – 81.6% (cost $127,645,806)			126,050,502
Other assets less liabilities – 18.4%			28,493,520

Net Assets – 100.0%			$154,544,022

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	21	December 2018	CAD	2,100	$2,091,234	$2,108,056	$16,822
Amsterdam Index Futures	18	November 2018	EUR	4	2,110,373	2,107,273	(3,100)
Bcom Commodity Index Futures	410	December 2018	USD	41	3,381,167	3,407,100	25,933
CAC 40 10 Euro Futures	122	November 2018	EUR	1	7,055,821	7,033,532	(22,289)

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at October 31, 2018	Unrealized Appreciation/ (Depreciation)
DAX Index Futures	18	December 2018	EUR	0	**	$6,137,085	$5,839,804	$(297,281)
FTSE 100 Index Futures	21	December 2018	GBP	0	**	1,947,428	1,908,749	(38,679)
FTSE/MIB Index Futures	13	December 2018	EUR	0	**	1,529,489	1,397,719	(131,770)
IBEX 35 Index Futures	19	November 2018	EUR	0	**	1,926,826	1,912,385	(14,441)
OMXS 30 Index Futures	739	November 2018	SEK	74		12,321,969	12,371,647	49,678
TOPIX Index Futures	81	December 2018	JPY	810		12,366,954	11,780,121	(586,833)
U.S. T-Note 10 Yr (CBT) Futures	280	December 2018	USD	28,000		33,574,324	33,162,500	(411,824)

Sold Contracts
10 Yr Australian Bond Futures	363	December 2018	AUD	36,300		33,285,514	33,266,628	18,886
Euro-Bund Futures	80	December 2018	EUR	8,000		14,530,955	14,521,483	9,472
Hang Seng Index Futures	64	November 2018	HKD	3		10,164,458	10,165,227	(769)
Long Gilt Futures	87	December 2018	GBP	8,700		13,488,973	13,612,411	(123,438)
Mini MSCI EAFE Futures	241	December 2018	USD	12		23,316,137	21,840,625	1,475,512
MSCI Singapore IX ETS Futures	150	November 2018	SGD	15		3,696,287	3,714,399	(18,112)
S&P 500 E-Mini Futures	469	December 2018	USD	23		67,804,226	63,575,295	4,228,931
S&P/TSX 60 Index Futures	62	December 2018	CAD	12		8,937,447	8,422,713	514,734
SPI 200 Futures	12	December 2018	AUD	0	**	1,311,187	1,231,756	79,431

								$4,770,863

26 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	19,136	USD	5,207	11/05/18	$65,062
Bank of America, NA	USD	5,147	BRL	19,136	11/05/18	(5,256)
Bank of America, NA	USD	5,195	BRL	19,136	12/04/18	(67,371)
Bank of America, NA	CAD	2,918	USD	2,247	12/14/18	28,489
Barclays Bank PLC	IDR	92,007,708	USD	6,246	11/08/18	200,443
Barclays Bank PLC	USD	2,269	IDR	34,962,452	11/08/18	28,571
Barclays Bank PLC	USD	8,529	IDR	126,189,254	11/08/18	(237,272)
Barclays Bank PLC	RUB	32,796	USD	490	11/14/18	(7,536)
Barclays Bank PLC	KRW	11,172,880	USD	9,868	11/15/18	77,933
Barclays Bank PLC	TWD	82,711	USD	2,670	12/11/18	(9,013)
Barclays Bank PLC	USD	7,926	PHP	431,418	12/11/18	143,911
Barclays Bank PLC	INR	699,164	USD	9,984	12/13/18	591,042
Barclays Bank PLC	CAD	1,104	USD	846	12/14/18	6,666
Barclays Bank PLC	CHF	11,730	USD	11,857	12/14/18	162,075
Barclays Bank PLC	HUF	170,012	USD	601	12/14/18	6,358
Barclays Bank PLC	MXN	50,815	USD	2,647	12/14/18	161,835
Barclays Bank PLC	TRY	27,742	USD	4,126	12/14/18	(711,368)
Barclays Bank PLC	USD	9,264	CAD	12,089	12/14/18	(72,995)
Barclays Bank PLC	USD	3,180	MXN	62,061	12/14/18	(144,360)
Barclays Bank PLC	USD	8,512	NZD	13,047	12/14/18	5,187
Barclays Bank PLC	USD	4,119	TRY	27,742	12/14/18	718,344
Barclays Bank PLC	CNY	55,767	USD	7,994	1/24/19	28,797
Barclays Bank PLC	USD	1,612	CNY	11,247	1/24/19	(5,808)
BNP Paribas SA	USD	9,107	RUB	602,188	11/14/18	20,424
BNP Paribas SA	USD	1,272	KRW	1,420,702	11/15/18	(27,270)
BNP Paribas SA	CZK	40,185	USD	1,824	12/14/18	63,555
BNP Paribas SA	USD	14,720	NZD	22,868	12/14/18	208,953
Credit Suisse International	USD	3,866	IDR	56,444,103	11/08/18	(157,086)
Credit Suisse International	COP	13,838,559	USD	4,560	11/15/18	263,702
Credit Suisse International	KRW	4,310,726	USD	3,796	11/15/18	19,003
Credit Suisse International	USD	4,381	KRW	4,943,955	11/15/18	(49,190)
Credit Suisse International	AUD	21,127	USD	14,931	12/14/18	(37,295)
Credit Suisse International	CZK	95,040	USD	4,216	12/14/18	52,287
Credit Suisse International	EUR	11,677	USD	13,680	12/14/18	405,302
Credit Suisse International	USD	4,787	AUD	6,647	12/14/18	(77,481)
Credit Suisse International	USD	6,188	HUF	1,731,797	12/14/18	(128,271)
Credit Suisse International	USD	1,958	NZD	2,968	12/14/18	(20,345)
Credit Suisse International	USD	8,252	SEK	74,888	12/14/18	(36,724)
Credit Suisse International	USD	3,331	TRY	20,471	12/14/18	238,204
Deutsche Bank AG	USD	2,121	IDR	32,515,809	11/08/18	15,560
Deutsche Bank AG	CLP	110,557	USD	162	11/15/18	2,776
Deutsche Bank AG	KRW	1,526,900	USD	1,366	11/15/18	28,391
Deutsche Bank AG	USD	218	COP	663,614	11/15/18	(11,713)
Deutsche Bank AG	USD	3,431	PEN	11,435	11/15/18	(40,503)
Goldman Sachs Bank USA	CLP	4,352,909	USD	6,501	11/15/18	246,143
Goldman Sachs Bank USA	USD	20,122	INR	1,402,495	12/13/18	(1,280,426)
Goldman Sachs Bank USA	CAD	20,536	USD	15,826	12/14/18	213,087
Goldman Sachs Bank USA	EUR	979	USD	1,143	12/14/18	30,399
Goldman Sachs Bank USA	GBP	6,669	USD	8,720	12/14/18	178,195

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	15,309	JPY	1,725,941	12/14/18	$39,140
Goldman Sachs Bank USA	USD	6,781	MXN	131,347	12/14/18	(356,114)
Goldman Sachs Bank USA	USD	945	PLN	3,553	12/14/18	(18,054)
JPMorgan Chase Bank, NA	GBP	1,280	USD	1,665	12/14/18	25,745
JPMorgan Chase Bank, NA	USD	10,206	NOK	84,427	12/14/18	(171,775)
Morgan Stanley Capital Services, Inc.	BRL	35,169	USD	9,460	11/05/18	9,659
Morgan Stanley Capital Services, Inc.	BRL	16,033	USD	4,275	11/05/18	(33,312)
Morgan Stanley Capital Services, Inc.	USD	8,514	BRL	35,169	11/05/18	935,861
Morgan Stanley Capital Services, Inc.	USD	4,313	BRL	16,033	11/05/18	(4,404)
Morgan Stanley Capital Services, Inc.	PEN	38,414	USD	11,474	11/15/18	84,427
Morgan Stanley Capital Services, Inc.	AUD	1,042	USD	742	12/14/18	4,259
Morgan Stanley Capital Services, Inc.	HKD	16,056	USD	2,049	12/14/18	(1,283)
Morgan Stanley Capital Services, Inc.	SEK	143,092	USD	15,945	12/14/18	247,621
Morgan Stanley Capital Services, Inc.	USD	8,066	AUD	11,320	12/14/18	(46,267)
Morgan Stanley Capital Services, Inc.	USD	1,015	SEK	9,106	12/14/18	(15,758)
Morgan Stanley Capital Services, Inc.	JPY	3,374,764	USD	30,407	1/28/19	268,950
Natwest Markets PLC	EUR	10,559	USD	12,357	12/14/18	354,185
Natwest Markets PLC	USD	8,152	JPY	902,858	12/14/18	(123,611)
Nomura Global Financial Products, Inc.	THB	75,449	USD	2,304	12/14/18	24,832
Standard Chartered Bank	TWD	324,554	USD	10,590	12/11/18	76,774
State Street Bank & Trust Co.	USD	831	INR	60,606	12/13/18	(16,650)
State Street Bank & Trust Co.	AUD	318	USD	226	12/14/18	1,167
State Street Bank & Trust Co.	CAD	434	USD	333	12/14/18	2,658
State Street Bank & Trust Co.	CHF	12,623	USD	13,112	12/14/18	526,771
State Street Bank & Trust Co.	EUR	739	USD	856	12/14/18	16,108
State Street Bank & Trust Co.	GBP	3,533	USD	4,616	12/14/18	90,850
State Street Bank & Trust Co.	JPY	37,081	USD	335	12/14/18	5,053
State Street Bank & Trust Co.	NOK	22,545	USD	2,719	12/14/18	39,881
State Street Bank & Trust Co.	PLN	3,596	USD	968	12/14/18	29,571
State Street Bank & Trust Co.	SGD	360	USD	262	12/14/18	1,869
State Street Bank & Trust Co.	THB	6,132	USD	186	12/14/18	293
State Street Bank & Trust Co.	USD	187	CHF	181	12/14/18	(6,889)
State Street Bank & Trust Co.	USD	969	GBP	742	12/14/18	(19,082)
State Street Bank & Trust Co.	USD	1,926	NOK	15,970	12/14/18	(28,250)
State Street Bank & Trust Co.	USD	25	NZD	39	12/14/18	41
State Street Bank & Trust Co.	ZAR	5,595	USD	371	12/14/18	(5,875)

						$3,021,802

28 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put
OTC -1 Year Interest Rate Swap	6 Month EURIBOR	Goldman Sachs International	1.20%	1/21/19	USD 40,660	$49,192	$(1,183)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
NOK	44,140	12/06/27	6 Month NIBOR	1.795%	Semi- Annual/ Annual	$(135,052)	$—	$(135,052)
NOK	68,440	5/15/28	6 Month NIBOR	2.234%	Semi- Annual/ Annual	8,271	—	8,271
SEK	23,690	6/08/28	3 Month STIBOR	1.178%	Quarterly/ Annual	5,728	—	5,728
NOK	114,310	7/12/28	6 Month NIBOR	2.145%	Semi- Annual/ Annual	(127,800)	—	(127,800)
NZD	3,770	8/02/28	3.055%	3 Month BKBM	Semi- Annual/ Quarterly	(55,957)	—	(55,957)
NOK	52,560	9/10/28	6 Month NIBOR	2.168%	Semi- Annual/ Annual	(57,536)	—	(57,536)
CHF	13,110	9/10/28	6 Month LIBOR	0.400%	Semi- Annual/ Annual	(90,901)	—	(90,901)
NZD	4,510	9/10/28	2.089%	3 Month BKBM	Semi- Annual/ Quarterly	1,665	—	1,665
NZD	8,980	10/11/28	2.944%	3 Month BKBM	Semi- Annual/ Quarterly	(58,592)	—	(58,592)

						$(510,174)	$—	$(510,174)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Commodity Hedging Insights 2(1)	61,596	0.02%	Annual	USD	12,200	2/15/19	$369,597
Barclays Commodity Hedging Insights 2	2,999	0.02%	Maturity	USD	605	10/15/19	7,564

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Barclays Commodity Hedging Insights 2(2)	54,695	0.02%	Quarterly	USD	11,162	10/15/19	$1,062
Barclays Commodity Strategy 1673 Index(3)	7,505	0.30%	Annual	USD	4,400	2/15/19	(150,518)
Barclays Commodity Strategy 1673 Index(4)	8,599	0.30%	Quarterly	USD	4,884	10/15/19	(3,092)
Barclays Commodity Strategy 1673 Index(5)	5,702	0.30%	Maturity	USD	3,330	10/15/19	(93,075)
Goldman Sachs International
Goldman Sachs Commodity Trend 10% Volatility Target Excess Return Strategy(6)	29,645	0.00%	Maturity	USD	3,100	2/15/19	(206,203)
Goldman Sachs Commodity Trend 10% Volatility Target Excess Return Strategy(7)	30,935	0.00%	Quarterly	USD	3,011	10/15/19	8,527
Goldman Sachs Commodity Trend 10% Volatility Target Excess Return Strategy	7,529	0.00%	Maturity	USD	764	10/15/19	(28,643)
JPMorgan Chase Bank, NA
JPMorgan Cross Sectional Momentum R(8)	22,984	0.48%	Annual	USD	5,100	2/15/19	(144,339)
JPMorgan Cross Sectional Momentum R(9)	22,592	0.48%	Quarterly	USD	4,911	1/15/19	(21,600)
JPMorgan Cross Sectional Momentum R	3,601	0.48%	Maturity	USD	815	10/15/19	(35,815)
JPMorgan JMABRF34 Index(10)	6,912	0.60%	Annual	USD	11,800	2/15/19	276,358
JPMorgan JMABRF34 Index(11)	6,445	0.60%	Quarterly	USD	11,169	1/15/19	140,207
JPMorgan JMABRF34 Index	574	0.60%	Maturity	USD	1,023	10/15/19	(14,982)
JPMorgan RCI – 24 Alpha(12)	14,624	0.50%	Annual	USD	4,200	2/15/19	(231,091)
JPMorgan RCI – 24 Alpha(13)	15,775	0.50%	Quarterly	USD	4,355	1/15/19	(57,177)
JPMorgan RCI – 24 Alpha(14)	8,718	0.50%	Maturity	USD	2,466	10/15/19	(90,178)

30 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC
MS Bespoke Equity Factors Gross Index(15)	245,794	0.30%	Annual	USD	40,374	7/15/19	$(480,229)
MS Bespoke Equity Factors Gross Index(16)	242,985	0.00%	Maturity	USD	40,542	7/15/19	(1,068,643)

							$(1,822,270)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)			Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
JPMorgan Chase Bank, NA
Nikkei 225 Index, 12/14/18*	18.75%	Maturity	JPY	144		$406,956	$	– 0	–	$406,956
S&P/ASX 200 Index, 1/17/19*	15.25	Maturity	AUD	5		129,852		– 0	–	129,852
Sale Contracts
Citibank, NA
Nasdaq 100 Stock, Index 11/16/18*	23.35	Maturity	USD	1		(472,848)		– 0	–	(472,848)
Russell 2000 Index, 11/16/18*	20.85	Maturity	USD	0	**	(85,663)		– 0	–	(85,663)
Goldman Sachs Bank USA
Nikkei 225 Index, 11/09/18*	19.90	Maturity	JPY	149		(466,169)		– 0	–	(466,169)

						$(487,872)	$	– 0	–	$(487,872)

*	Termination date

**	Notional amount less than 500.

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $1,494,824 or 1.0% of net assets.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ASX – Australian Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

CAC – Cotation Assistée en Continu (Continuous Assisted Quotation)

CBT – Chicago Board of Trade

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

IBEX – International Business Exchange

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

MIB – Milano Italia Borsa

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OMXS – Stockholm Stock Exchange

REIT – Real Estate Investment Trust

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

(1)	The following table represents the (long/short) basket holdings underlying the total return swap with Barclays Commodity Hedging Insights 2 as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Natural Gas Futures	(237,192)	$(773,484)	(6.3)%
Lean Hogs Futures	(13,192)	(771,044)	(6.3)%
Cattle Feeder Futures	5,104	766,164	6.3%
Cocoa Futures	340	758,844	6.2%
Soybean Futures	891	758,844	6.2%
Wheat (CBT) Futures	(1,514)	(757,624)	(6.2)%
Live Cattle Futures	(6,457)	(755,184)	(6.2)%
KC HRW Wheat Futures	(1,529)	(753,964)	(6.2)%
Gold 100 oz. Futures	619	751,524	6.2%
Cotton No.2 Futures	9,730	747,864	6.1%
Silver Futures	52,022	742,984	6.1%
Copper Futures	2,790	741,764	6.1%
Sugar #11 (World) Futures	(55,219)	(728,344)	(6.0)%
WTI Crude Oil Futures	8,481	553,883	4.5%
Gasoline RBOB Futures	(3,163)	(553,883)	(4.5)%
NY Harbor ULSD Futures	(1,658)	(373,322)	(3.1)%
Corn Futures	(521)	(189,101)	(1.6)%
Coffee ‘C’ Futures	(1,602)	(180,561)	(1.5)%

32 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(2)	The following table represents the (long/short) basket holdings underlying the total return swap with Barclays Commodity Hedging Insights 2 as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Natural Gas Futures	(217,009)	$(707,667)	(6.3)%
Lean Hogs Futures	(12,069)	(705,435)	(6.3)%
Cattle Feeder Futures	4,669	700,970	6.3%
Cocoa Futures	311	694,273	6.2%
Soybean Futures	815	694,273	6.2%
Wheat (CBT) Futures	(1,385)	(693,157)	(6.2)%
Live Cattle Futures	(5,908)	(690,924)	(6.2)%
KC HRW Wheat Futures	(1,398)	(689,808)	(6.2)%
Gold 100 oz. Futures	566	687,576	6.2%
Cotton No.2 Futures	8,902	684,227	6.1%
Silver Futures	47,596	679,762	6.1%
Copper Futures	2,552	678,646	6.1%
Sugar #11 (World) Futures	(50,521)	(666,368)	(6.0)%
WTI Crude Oil Futures	7,759	506,752	4.5%
Gasoline RBOB Futures	(2,893)	(506,752)	(4.5)%
NY Harbor ULSD Futures	(1,517)	(341,555)	(3.1)%
Corn Futures	(476)	(173,010)	(1.5)%
Coffee ‘C’ Futures	(1,466)	(165,197)	(1.5)%

(3)	The following table represents the (long/short) basket holdings underlying the total return swap with Barclays Commodity Strategy 1673 Index as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Sugar #11 (World) Futures	(30,958)	$(408,339)	(9.3)%
Coffee ‘C’ Futures	(3,457)	(402,619)	(9.1)%
Lean Hogs Futures	5,450	383,258	8.7%
Corn Futures	(974)	(379,738)	(8.6)%
Natural Gas Futures	126,801	376,218	8.6%
Soybean Futures	(419)	(373,578)	(8.5)%
Wheat (CBT) Futures	(690)	(368,297)	(8.4)%
KC HRW Wheat Futures	(731)	(360,377)	(8.2)%
LME Zinc Futures	145	360,377	8.2%
Brent Crude Oil Futures	4,577	343,656	7.8%
WTI Crude Oil Futures	5,161	339,256	7.7%
Gasoline RBOB Futures	1,793	319,895	7.3%

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(4)	The following table represents the (long/short) basket holdings underlying the total return swap with Barclays Commodity Strategy 1673 Index as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Sugar #11 (World) Futures	(34,359)	$(453,190)	(9.3)%
Coffee ‘C’ Futures	(3,837)	(446,842)	(9.2)%
Lean Hogs Futures	6,048	425,354	8.7%
Corn Futures	(1,081)	(421,447)	(8.6)%
Natural Gas Futures	140,728	417,540	8.5%
Soybean Futures	(465)	(414,610)	(8.5)%
Wheat (CBT) Futures	(765)	(408,750)	(8.4)%
KC HRW Wheat Futures	(811)	(399,960)	(8.2)%
LME Zinc Futures	161	399,960	8.2%
Brent Crude Oil Futures	5,080	381,402	7.8%
WTI Crude Oil Futures	5,728	376,519	7.7%
Gasoline RBOB Futures	1,990	355,031	7.3%

(5)	The following table represents the (long/short) basket holdings underlying the total return swap with Barclays Commodity Strategy 1673 Index as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Sugar #11 (World) Futures	(23,427)	$(308,999)	(9.3)%
Coffee ‘C’ Futures	(2,616)	(304,671)	(9.2)%
Lean Hogs Futures	4,124	290,020	8.7%
Corn Futures	(737)	(287,356)	(8.6)%
Natural Gas Futures	95,953	284,692	8.5%
Soybean Futures	(317)	(282,694)	(8.5)%
Wheat (CBT) Futures	(522)	(278,699)	(8.4)%
KC HRW Wheat Futures	(553)	(272,705)	(8.2)%
LME Zinc Futures	110	272,705	8.2%
Brent Crude Oil Futures	3,464	260,052	7.8%
WTI Crude Oil Futures	3,906	256,722	7.7%
Gasoline RBOB Futures	1,357	242,072	7.3%

34 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(6)	The following table represents the (long/short) basket holdings underlying the total return swap with Goldman Sachs Commodity Trend 10% Volatility Target Excess Return Strategy as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Gold 100 oz. Futures	(271)	$(328,842)	(10.6)%
Cattle Feeder Futures	1,722	258,588	8.3%
Live Cattle Futures	2,184	255,428	8.2%
Low Sulphur Gasoil Futures	306	214,192	6.9%
Silver Futures	(14,699)	(209,937)	(6.8)%
NY Harbor ULSD Futures	866	194,884	6.3%
Cotton No.2 Futures	(2,433)	(186,976)	(6.0)%
Corn Futures	(490)	(177,836)	(5.7)%
Soybean Futures	(201)	(171,020)	(5.5)%
LME Copper Futures	(28)	(168,899)	(5.4)%
LME PRI Aluminum Futures	(82)	(160,539)	(5.2)%
Brent Crude Oil Futures	2,127	159,628	5.1%
WTI Crude Oil Futures	2,313	151,048	4.9%
Natural Gas Futures	42,690	139,212	4.5%
Sugar #11 (World) Futures	9,576	126,305	4.1%
LME Nickel Futures	(11)	(124,679)	(4.0)%
Wheat (CBT) Futures	(238)	(119,225)	(3.8)%
KC HRW Wheat Futures	(241)	(118,686)	(3.8)%
LME Lead Futures	(61)	(118,080)	(3.8)%
Cocoa Futures	(50)	(111,492)	(3.6)%
LME Zinc Futures	(43)	(108,230)	(3.5)%
Coffee ‘C’ Futures	681	76,734	2.5%
Gasoline RBOB Futures	(142)	(24,790)	(0.8)%

(7)	The following table represents the (long/short) basket holdings underlying the total return swap with Goldman Sachs Commodity Trend 10% Volatility Target Excess Return Strategy as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Gold 100 oz. Futures	(263)	$(319,422)	(10.6)%
Cattle Feeder Futures	1,673	251,180	8.3%
Live Cattle Futures	2,122	248,110	8.2%
Low Sulphur Gasoil Futures	298	208,056	6.9%
Silver Futures	(14,278)	(203,923)	(6.8)%
NY Harbor ULSD Futures	841	189,301	6.3%
Cotton No.2 Futures	(2,363)	(181,620)	(6.0)%
Corn Futures	(476)	(172,741)	(5.7)%
Soybean Futures	(195)	(166,121)	(5.5)%
LME Copper Futures	(27)	(164,060)	(5.4)%
LME PRI Aluminum Futures	(80)	(155,940)	(5.2)%
Brent Crude Oil Futures	2,066	155,055	5.1%
WTI Crude Oil Futures	2,247	146,721	4.9%
Natural Gas Futures	41,467	135,224	4.5%
Sugar #11 (World) Futures	9,302	122,687	4.1%
LME Nickel Futures	(11)	(121,108)	(4.0)%
Wheat (CBT) Futures	(231)	(115,810)	(3.8)%
KC HRW Wheat Futures	(234)	(115,286)	(3.8)%
LME Lead Futures	(60)	(114,697)	(3.8)%
Cocoa Futures	(48)	(108,298)	(3.6)%
LME Zinc Futures	(42)	(105,130)	(3.5)%
Coffee ‘C’ Futures	661	74,536	2.5%
Gasoline RBOB Futures	(137)	(24,079)	(0.8)%

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(8)	The following table represents the (long/short) basket holdings underlying the total return swap with JPMorgan Cross Sectional Momentum R as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Soybean Futures	(571)	$(486,114)	(9.5)%
Silver Futures	(30,582)	(436,767)	(8.6)%
Low Sulphur Gasoil Futures	602	420,785	8.3%
Gold 100 oz. Futures	(321)	(390,332)	(7.7)%
Brent Crude Oil Futures	4,432	332,589	6.5%
Coffee ‘C’ Futures	(2,793)	(314,797)	(6.2)%
NY Harbor ULSD Futures	1,346	303,125	5.9%
WTI Crude Oil Futures	4,531	295,915	5.8%
LME Copper Futures	(43)	(258,777)	(5.1)%
Cotton No.2 Futures	3,341	256,755	5.0%
LME Lead Futures	(133)	(256,191)	(5.0)%
LME Zinc Futures	(93)	(234,107)	(4.6)%
Gasoline RBOB Futures	1,033	180,976	3.5%
Natural Gas Futures	50,548	164,835	3.2%
Corn Futures	(417)	(151,648)	(3.0)%
Sugar #11 (World) Futures	(9,340)	(123,190)	(2.4)%
Live Cattle Futures	(903)	(105,610)	(2.1)%
Cocoa Futures	47	105,161	2.1%
Wheat (CBT) Futures	184	92,278	1.8%
Cattle Feeder Futures	(419)	(62,940)	(1.2)%
LME Nickel Futures	5	61,714	1.2%
KC HRW Wheat Futures	78	38,426	0.8%
LME PRI Aluminum Futures	(8)	(15,746)	(0.3)%
Lean Hogs Futures	191	11,184	0.2%

(9)	The following table represents the (long/short) basket holdings underlying the total return swap with JPMorgan Cross Sectional Momentum R as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Soybean Futures	(550)	$(468,064)	(9.5)%
Silver Futures	(29,446)	(420,550)	(8.6)%
Low Sulphur Gasoil Futures	580	405,161	8.3%
Gold 100 oz. Futures	(309)	(375,839)	(7.7)%
Brent Crude Oil Futures	4,268	320,240	6.5%
Coffee ‘C’ Futures	(2,690)	(303,108)	(6.2)%
NY Harbor ULSD Futures	1,296	291,870	5.9%
WTI Crude Oil Futures	4,363	284,927	5.8%
LME Copper Futures	(42)	(249,169)	(5.1)%
Cotton No.2 Futures	3,217	247,222	5.0%
LME Lead Futures	(128)	(246,679)	(5.0)%
LME Zinc Futures	(90)	(225,414)	(4.6)%
Gasoline RBOB Futures	995	174,257	3.5%
Natural Gas Futures	48,671	158,715	3.2%
Corn Futures	(402)	(146,017)	(3.0)%
Sugar #11 (World) Futures	(8,993)	(118,616)	(2.4)%
Live Cattle Futures	(870)	(101,689)	(2.1)%
Cocoa Futures	45	101,257	2.1%
Wheat (CBT) Futures	178	88,852	1.8%
Cattle Feeder Futures	(404)	(60,603)	(1.2)%
LME Nickel Futures	5	59,422	1.2%
KC HRW Wheat Futures	75	36,999	0.8%
LME PRI Aluminum Futures	(8)	(15,162)	(0.3)%
Lean Hogs Futures	184	10,768	0.2%

36 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(10)	The following table represents the (long/short) basket holdings underlying the total return swap with JPMorgan JMABRF34 Index as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Sugar #11 (World) Futures	201,229	$2,676,340	22.7%
Sugar #11 (World) Futures	(202,795)	(2,674,866)	(22.7)%
Coffee ‘C’ Futures	21,850	2,600,130	22.0%
Coffee ‘C’ Futures	(23,038)	(2,596,345)	(22.0)%
Natural Gas Futures	(737,274)	(2,434,478)	(20.6)%
Cotton No.2 Futures	30,154	2,396,973	20.3%
Natural Gas Futures	896,392	2,379,921	20.2%
Cotton No.2 Futures	(30,854)	(2,371,420)	(20.1)%
Corn Futures	6,113	2,345,732	19.9%
Soybean Futures	7,556	2,343,036	19.9%
Corn Futures	(6,437)	(2,338,352)	(19.8)%
Live Cattle Futures	18,915	2,333,172	19.8%
Live Cattle Futures	(19,794)	(2,314,861)	(19.6)%
Wheat (CBT) Futures	(4,621)	(2,312,857)	(19.6)%
Lean Hogs Futures	32,849	2,310,103	19.6%
Soybean Meal Futures	(7,495)	(2,309,810)	(19.6)%
Soybean Futures	2,622	2,304,107	19.5%
Soybean Futures	(2,702)	(2,301,424)	(19.5)%
Lean Hogs Futures	(39,339)	(2,299,373)	(19.5)%
Wheat (CBT) Futures	4,348	2,293,385	19.4%
KC HRW Wheat Futures	4,286	2,279,221	19.3%
KC HRW Wheat Futures	(4,603)	(2,270,444)	(19.2)%
Soybean Oil Futures	78,263	2,251,639	19.1%
Soybean Oil Futures	(79,702)	(2,250,795)	(19.1)%
Copper Futures	(8,446)	(2,245,910)	(19.0)%
Copper Futures	8,342	2,243,239	19.0%
LME Zinc Futures	(891)	(2,226,136)	(18.9)%
LME Zinc Futures	896	2,211,385	18.7%
LME PRI Aluminum Futures	1,120	2,208,879	18.7%
LME PRI Aluminum Futures	(1,130)	(2,202,463)	(18.7)%
NY Harbor ULSD Futures	(9,761)	(2,194,787)	(18.6)%
NY Harbor ULSD Futures	9,852	2,183,649	18.5%
LME Nickel Futures	(188)	(2,164,037)	(18.3)%
LME Nickel Futures	186	2,157,804	18.3%
Brent Crude Oil Futures	28,323	2,125,604	18.0%
Brent Crude Oil Futures	(27,860)	(2,090,614)	(17.7)%
WTI Crude Oil Futures	31,483	2,077,542	17.6%
WTI Crude Oil Futures	(31,379)	(2,053,417)	(17.4)%
Gasoline RBOB Futures	9,933	1,983,760	16.8%
Gasoline RBOB Futures	(11,077)	(1,941,080)	(16.4)%

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(11)	The following table represents the (long/short) basket holdings underlying the total return swap with JPMorgan JMABRF34 Index as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Sugar #11 (World) Futures	190,472	$2,533,273	22.7%
Sugar #11 (World) Futures	(191,954)	(2,531,878)	(22.7)%
Coffee ‘C’ Futures	20,682	2,461,138	22.0%
Coffee ‘C’ Futures	(21,806)	(2,457,554)	(22.0)%
Natural Gas Futures	(697,862)	(2,304,341)	(20.6)%
Cotton No.2 Futures	28,542	2,268,840	20.3%
Natural Gas Futures	848,475	2,252,700	20.2%
Cotton No.2 Futures	(29,204)	(2,244,653)	(20.1)%
Corn Futures	5,786	2,220,338	19.9%
Soybean Futures	7,152	2,217,786	19.9%
Corn Futures	(6,093)	(2,213,353)	(19.8)%
Live Cattle Futures	17,904	2,208,450	19.8%
Live Cattle Futures	(18,736)	(2,191,118)	(19.6)%
Wheat (CBT) Futures	(4,374)	(2,189,221)	(19.6)%
Lean Hogs Futures	31,093	2,186,614	19.6%
Soybean Meal Futures	(7,094)	(2,186,337)	(19.6)%
Soybean Futures	2,482	2,180,938	19.5%
Soybean Futures	(2,558)	(2,178,399)	(19.5)%
Lean Hogs Futures	(37,236)	(2,176,457)	(19.5)%
Wheat (CBT) Futures	4,115	2,170,790	19.4%
KC HRW Wheat Futures	4,057	2,157,383	19.3%
KC HRW Wheat Futures	(4,357)	(2,149,075)	(19.2)%
Soybean Oil Futures	74,080	2,131,276	19.1%
Soybean Oil Futures	(75,442)	(2,130,476)	(19.1)%
Copper Futures	(7,995)	(2,125,853)	(19.0)%
Copper Futures	7,896	2,123,324	19.0%
LME Zinc Futures	(844)	(2,107,136)	(18.9)%
LME Zinc Futures	848	2,093,173	18.7%
LME PRI Aluminum Futures	1,061	2,090,801	18.7%
LME PRI Aluminum Futures	(1,070)	(2,084,728)	(18.7)%
NY Harbor ULSD Futures	(9,239)	(2,077,463)	(18.6)%
NY Harbor ULSD Futures	9,325	2,066,920	18.5%
LME Nickel Futures	(178)	(2,048,356)	(18.3)%
LME Nickel Futures	176	2,042,456	18.3%
Brent Crude Oil Futures	26,808	2,011,977	18.0%
Brent Crude Oil Futures	(26,371)	(1,978,859)	(17.7)%
WTI Crude Oil Futures	29,800	1,966,485	17.6%
WTI Crude Oil Futures	(29,701)	(1,943,650)	(17.4)%
Gasoline RBOB Futures	9,402	1,877,717	16.8%
Gasoline RBOB Futures	(10,485)	(1,837,318)	(16.4)%

38 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(12)	The following table represents the (long/short) basket holdings underlying the total return swap with JPMorgan RCI – 24 Alpha as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Brent Crude Oil Futures	3,498	$262,500	6.2%
Cattle Feeder Futures	1,749	262,500	6.2%
Coffee ‘C’ Futures	(2,329)	(262,500)	(6.2)%
Corn Futures	(723)	(262,500)	(6.2)%
Gasoline RBOB Futures	1,499	262,500	6.2%
KC HRW Wheat Futures	(532)	(262,500)	(6.2)%
Lean Hogs Futures	(4,491)	(262,500)	(6.2)%
Live Cattle Futures	(2,245)	(262,500)	(6.2)%
LME Copper Futures	44	262,500	6.2%
LME Zinc Futures	104	262,500	6.2%
Low Sulphur Gasoil Futures	376	262,500	6.2%
NY Harbor ULSD Futures	1,166	262,500	6.2%
Soybean Futures	(308)	(262,500)	(6.2)%
Wheat (CBT) Futures	(524)	(262,500)	(6.2)%
Gold 100 oz. Futures	144	175,000	4.2%
Natural Gas Futures	(53,665)	(175,000)	(4.2)%
Cotton No.2 Futures	(1,138)	(87,500)	(2.1)%
WTI Crude Oil Futures	1,340	87,500	2.1%

(13)	The following table represents the (long/short) basket holdings underlying the total return swap with JPMorgan RCI – 24 Alpha as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Brent Crude Oil Futures	3,628	$272,208	6.2%
Cattle Feeder Futures	1,813	272,208	6.2%
Coffee ‘C’ Futures	(2,415)	(272,208)	(6.2)%
Corn Futures	(749)	(272,208)	(6.2)%
Gasoline RBOB Futures	1,554	272,208	6.2%
KC HRW Wheat Futures	(552)	(272,208)	(6.2)%
Lean Hogs Futures	(4,657)	(272,208)	(6.2)%
Live Cattle Futures	(2,328)	(272,208)	(6.2)%
LME Copper Futures	45	272,208	6.2%
LME Zinc Futures	108	272,208	6.2%
Low Sulphur Gasoil Futures	389	272,208	6.2%
NY Harbor ULSD Futures	1,209	272,208	6.2%
Soybean Futures	(320)	(272,208)	(6.2)%
Wheat (CBT) Futures	(544)	(272,208)	(6.2)%
Gold 100 oz. Futures	149	181,472	4.2%
Natural Gas Futures	(55,649)	(181,472)	(4.2)%
Cotton No.2 Futures	(1,181)	(90,736)	(2.1)%
WTI Crude Oil Futures	1,389	90,736	2.1%

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(14)	The following table represents the (long/short) basket holdings underlying the total return swap with JPMorgan RCI – 24 Alpha as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Brent Crude Oil Futures	2,054	$154,131	6.3%
Cattle Feeder Futures	1,027	154,131	6.3%
Coffee ‘C’ Futures	(1,368)	(154,131)	(6.3)%
Corn Futures	(424)	(154,131)	(6.3)%
Gasoline RBOB Futures	880	154,131	6.3%
KC HRW Wheat Futures	(312)	(154,131)	(6.3)%
Lean Hogs Futures	(2,637)	(154,131)	(6.3)%
Live Cattle Futures	(1,318)	(154,131)	(6.3)%
LME Copper Futures	26	154,131	6.3%
LME Zinc Futures	61	154,131	6.3%
Low Sulphur Gasoil Futures	221	154,131	6.3%
NY Harbor ULSD Futures	685	154,131	6.3%
Soybean Futures	(181)	(154,131)	(6.3)%
Wheat (CBT) Futures	(308)	(154,131)	(6.3)%
Gold 100 oz. Futures	85	102,754	4.2%
Natural Gas Futures	(31,510)	(102,754)	(4.2)%
Cotton No.2 Futures	(668)	(51,377)	(2.1)%
WTI Crude Oil Futures	787	51,377	2.1%

40 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(15)	The following table represents the 50 largest (long/short) equity basket holdings underlying the total return swap with MS Bespoke Equity Factors Gross Index as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Tesla, Inc.	(1,867)	$(629,836)	(1.6)%
Barrick Gold Corp.	(40,798)	(511,298)	(1.3)%
PG&E Corp.	(10,736)	(502,537)	(1.2)%
F5 Networks, Inc.	2,605	456,591	1.1%
Sempra Energy	(4,137)	(455,541)	(1.1)%
H&R Real Estate Investment	29,585	447,668	1.1%
AGNC Investment Corp.	25,012	446,215	1.1%
Riocan Real Estate Investment Trust	24,364	444,398	1.1%
Equinix, Inc.	(1,150)	(435,475)	(1.1)%
Brookfield Property REIT	22,389	431,882	1.1%
Smartcentres Real Estate Investment Trust	17,569	401,642	1.0%
Arconic, Inc.	(19,007)	(386,421)	(1.0)%
Dollarama, Inc.	(13,177)	(364,619)	(0.9)%
Sirius XM Holdings, Inc.	(59,609)	(358,845)	(0.9)%
United Therapeutics Corp.	3,210	355,898	0.9%
Schwab (Charles) Corp.	(7,659)	(354,162)	(0.9)%
Mettler-Toledo International	644	352,183	0.9%
Cenovus Energy, Inc.	(40,387)	(341,928)	(0.8)%
Campbell Soup Co.	(9,039)	(338,133)	(0.8)%
Liberty Global PLC – Class C	(13,468)	337,245)	(0.8)%
Liberty Global PLC – Class A	(13,146)	(336,922)	(0.8)%
American Express Co.	(3,122)	(320,692)	(0.8)%
Walmart, Inc.	(3,173)	(318,188)	(0.8)%
Crown Castle Intl. Corp.	(2,904)	(315,806)	(0.8)%
Juniper Networks, Inc.	10,752	314,716	0.8%
Wells Fargo & Co.	(5,816)	(309,589)	(0.8)%
JPMorgan Chase & Co.	(2,810)	(306,359)	(0.8)%
Arrow Electronics, Inc.	4,500	304,704	0.8%
First Capital Realty, Inc.	20,195	301,433	0.7%
Jazz Pharmaceuticals PLC	1,892	300,464	0.7%
Cardinal Health, Inc.	(5,924)	(299,737)	(0.7)%
Interpublic Group of Co’s., Inc.	12,886	298,446	0.7%
OGE Energy corp.	8,232	297,598	0.7%
Ross Stores, Inc.	3,002	297,194	0.7%
Brighthouse Financial, Inc.	(7,476)	(296,265)	(0.7)%
Alnylam Pharmaceuticals, Inc.	(3,681)	(296,023)	(0.7)%
Avnet, Inc.	7,370	295,296	0.7%
General Electric Co.	(29,109)	(294,004)	(0.7)%
Dentsply Sirona, Inc.	(8,416)	(291,461)	(0.7)%
People’s United Financial	18,609	291,420	0.7%
Ford Motor Co.	30,503	291,299	0.7%
Inter Pipeline Ltd.	17,711	287,383	0.7%
Nektar Therapeutics	7,392	285,930	0.7%
Arthur J Gallagher & Co.	3,860	285,647	0.7%
General Motors Co.	(7,785)	(284,839)	(0.7)%
Seagate Technology	7,044	283,386	0.7%
Oracle Corp.	(5,770)	(281,811)	(0.7)%
Western Union Co.	15,530	280,156	0.7%
Annaly Capital Management Investments	28,360	279,914	0.7%
Costco Wholesale Corp.	1,218	278,581	0.7%
Other	(1,135,789)	964,619	2.4%

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(16)	The following table represents the 50 largest (long/short) equity basket holdings underlying the total return swap with MS Bespoke Equity Factors Gross Index as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Tesla, Inc.	(1,875)	$(632,456)	(1.6)%
Barrick Gold Corp.	(40,968)	(513,424)	(1.3)%
PG&E Corp.	(10,780)	(504,627)	(1.2)%
F5 Networks, Inc.	2,616	458,490	1.1%
Sempra Energy	(4,154)	(457,436)	(1.1)%
H&R Real Estate Investment	29,708	449,530	1.1%
AGNC Investment Corp.	25,116	448,071	1.1%
Riocan Real Estate Investment Trust	24,465	446,246	1.1%
Equinix, Inc.	(1,155)	(437,287)	(1.1)%
Brookfield Property REIT	22,482	433,678	1.1%
Smartcentres Real Estate Investment Trust	17,642	403,312	1.0%
Arconic, Inc.	(19,086)	(388,028)	(1.0)%
Dollarama, Inc.	(13,231)	(366,135)	(0.9)%
Sirius XM Holdings, Inc.	(59,857)	(360,338)	(0.9)%
United Therapeutics Corp.	3,224	357,378	0.9%
Schwab (Charles) Corp.	(7,691)	(355,635)	(0.9)%
Mettler-Toledo International	647	353,648	0.9%
Cenovus Energy, Inc.	(40,554)	(343,351)	(0.8)%
Campbell Soup Co.	(9,076)	(339,540)	(0.8)%
Liberty Global PLC – Class C	(13,524)	(338,648)	(0.8)%
Liberty Global PLC – Class A	(13,200)	(338,323)	(0.8)%
American Express Co.	(3,135)	(322,025)	(0.8)%
Walmart, Inc.	(3,186)	(319,512)	(0.8)%
Crown Castle Intl. Corp.	(2,916)	(317,120)	(0.8)%
Juniper Networks, Inc.	10,797	316,025	0.8%
Wells Fargo & Co.	(5,840)	(310,876)	(0.8)%
JPMorgan Chase & Co.	(2,822)	(307,633)	(0.8)%
Arrow Electronics, Inc.	4,519	305,971	0.8%
First Capital Realty, Inc.	20,279	302,687	0.7%
Jazz Pharmaceuticals PLC	1,900	301,714	0.7%
Cardinal Health, Inc.	(5,948)	(300,984)	(0.7)%
Interpublic Group of Co’s., Inc.	12,940	299,687	0.7%
OGE Energy corp.	8,267	298,835	0.7%
Ross Stores, Inc.	3,014	298,430	0.7%
Brighthouse Financial, Inc.	(7,507)	(297,498)	(0.7)%
Alnylam Pharmaceuticals, Inc.	(3,696)	(297,254)	(0.7)%
Avnet, Inc.	7,400	296,525	0.7%
General Electric Co.	(29,230)	(295,227)	(0.7)%
Dentsply Sirona, Inc.	(8,451)	(292,673)	(0.7)%
People’s United Financial	18,687	292,632	0.7%
Ford Motor Co.	30,629	292,511	0.7%
Inter Pipeline Ltd.	17,785	288,578	0.7%
Nektar Therapeutics	7,423	287,119	0.7%
Arthur J Gallagher & Co.	3,876	286,835	0.7%
General Motors Co.	(7,817)	(286,024)	(0.7)%
Seagate Technology	7,073	284,565	0.7%
Oracle Corp.	(5,794)	(282,983)	(0.7)%
Western Union Co.	15,594	281,321	0.7%
Annaly Capital Management Investments	28,478	281,078	0.7%
Costco Wholesale Corp.	1,224	279,740	0.7%
Other	(1,140,513)	968,631	2.4%

See notes to consolidated financial statements.

42 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $111,182,862)	$109,587,558
Affiliated issuers (cost $16,462,944)	16,462,944
Cash collateral due from broker	26,566,361
Foreign currencies, at value (cost $1,820,683)	1,744,322
Unrealized appreciation on forward currency exchange contracts	6,996,409
Unrealized appreciation on total return swaps	803,315
Market value on variance swaps	536,808
Unaffiliated dividends and interest receivable	101,560
Affiliated dividends receivable	26,187

Total assets	162,825,464

Liabilities
Swaptions written, at value (premiums received $49,192)	1,183
Unrealized depreciation on forward currency exchange contracts	3,974,607
Unrealized depreciation on total return swaps	2,625,585
Market value on variance swaps	1,024,680
Payable for variation margin on futures	319,157
Advisory fee payable	69,092
Administrative fee payable	24,434
Cash collateral due to broker	20,000
Transfer Agent fee payable	2,500
Directors’ fees payable	2,070
Payable for variation margin on centrally cleared swaps	677
Distribution fee payable	9
Accrued expenses	217,448

Total liabilities	8,281,442

Net Assets	$154,544,022

Composition of Net Assets
Capital stock, at par	$2,043
Additional paid-in capital	171,282,316
Accumulated loss	(16,740,337)

$154,544,022

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$9,002	1,197	$7.52	*

C	$8,757	1,189.04	$7.36

Advisor	$154,526,263	20,427,085	$7.56

*	The maximum offering price per share for Class A shares was $7.85 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 43

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $66,903)	$1,670,487
Affiliated issuers	327,043
Interest	188,903	$2,186,433

Expenses
Advisory fee (see Note B)	1,356,257
Distribution fee—Class A	24
Distribution fee—Class C	92
Transfer agency—Class A	1
Transfer agency—Class C	6
Transfer agency—Advisor Class	30,615
Custodian	258,166
Audit and tax	106,081
Administrative	68,790
Legal	48,382
Directors’ fees	25,376
Printing	11,753
Registration fees	2,649
Miscellaneous	48,298

Total expenses before bank overdraft expense	1,956,490
Bank overdraft expense	15,366

Total expenses	1,971,856
Less: expenses waived and reimbursed by the Adviser (see Note B)	(194,166)

Net expenses		1,777,690

Net investment income		408,743

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		5,208,250
Forward currency exchange contracts		(5,627,090)
Futures		(14,565,208)
Swaps		(8,569,800)
Foreign currency transactions		(655,927)
Net change in unrealized appreciation/depreciation of:
Investments		(4,470,506)
Forward currency exchange contracts		2,504,519
Futures		8,651,271
Swaps		(2,219,857)
Swaptions written		48,009
Foreign currency denominated assets and liabilities		(45,314)

Net loss on investment and foreign currency transactions		(19,741,653)

Contributions from Affiliates (see Note B)		254,983

Net Decrease in Net Assets from Operations		$(19,077,927)

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018		Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$408,743		$295,216
Net realized loss on investment and foreign currency transactions	(24,209,775)		(4,454,468)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,468,122		(1,707,198)
Contributions from Affiliates (see Note B)	254,983		78

Net decrease in net assets from operations	(19,077,927)		(5,866,372)
Distributions to shareholders
Class A	– 0	–	(1,628)
Class C	– 0	–	(1,550)
Advisor Class	– 0	–	(2,971,914)
Capital Stock Transactions
Net increase (decrease)	(55,696,928)		219,638,609

Total increase (decrease)	(74,774,855)		210,797,145
Net Assets
Beginning of period	229,318,877		18,521,732

End of period	$154,544,022		$229,318,877

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2018

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Alternative Return Portfolio (the “Fund”), a non-diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein All Market Alternative Return (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2018, net assets of the Fund were $154,544,022, of which $15,240,157, or 10%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB All Market Alternative Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. No classes are being publicly offered. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 or Class 2 shares have not been issued. As of October 31, 2018, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class A and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$7,077,008		$4,708,301		$	– 0	–	$11,785,309
Information Technology	9,472,538		1,563,168			– 0	–	11,035,706
Health Care	5,813,976		2,501,472			– 0	–	8,315,448
Industrials	4,514,852		2,772,633			– 0	–	7,287,485
Consumer Discretionary	2,901,810		2,450,625			– 0	–	5,352,435
Real Estate	1,600,024		2,197,548			– 0	–	3,797,572
Utilities	1,561,165		2,048,801			– 0	–	3,609,966
Consumer Staples	1,675,801		1,872,588			– 0	–	3,548,389
Communication Services	2,860,210		544,956			– 0	–	3,405,166
Energy	1,649,278		1,589,484			– 0	–	3,238,762
Materials	1,943,227		1,230,791			– 0	–	3,174,018
Options Purchased – Puts	– 0	–	5,851			– 0	–	5,851
Short-Term Investments:
Governments – Treasuries	– 0	–	30,154,190			– 0	–	30,154,190
Investment Companies	16,462,944		– 0	–		– 0	–	16,462,944
U.S. Treasury Bills	– 0	–	14,877,261			– 0	–	14,877,261

Total Investments in Securities	57,532,833		68,517,669			– 0	–	126,050,502

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2	Level 3			Total
Other Financial Instruments(a):
Assets:
Futures	$6,290,290		$129,109	$	– 0	–	$6,419,399	(b)
Forward Currency Exchange Contracts	– 0	–	6,996,409		– 0	–	6,996,409
Centrally Cleared Interest Rate Swaps	– 0	–	15,664		– 0	–	15,664	(b)
Total Return Swaps	– 0	–	803,315		– 0	–	803,315
Variance Swaps	– 0	–	536,808		– 0	–	536,808
Liabilities:
Futures	(535,262)		(1,113,274)		– 0	–	(1,648,536	)(b)
Forward Currency Exchange Contracts	– 0	–	(3,974,607)		– 0	–	(3,974,607)
Put Options Written	– 0	–	(1,183)		– 0	–	(1,183)
Centrally Cleared Interest Rate Swaps	– 0	–	(525,838)		– 0	–	(525,838	)(b)
Total Return Swaps	– 0	–	(2,625,585)		– 0	–	(2,625,585)
Variance Swaps	– 0	–	(1,024,680)		– 0	–	(1,024,680)

Total(c)	$63,287,861		$67,733,807	$	– 0	–	$131,021,668

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

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The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. Effective February 3, 2017, the advisory fee was reduced

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from 1.00% to .75% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, and .99% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Effective February 3, 2017, the Expense Caps were reduced from 1.55% to 1.24%, 2.30% to 1.99%, and 1.30% to .99% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended October 31, 2018, such reimbursements/waivers amounted to $151,160. The Expense Caps may not be terminated by the Adviser before February 28, 2019. Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $213,895 for the fiscal period ended October 31, 2015 and $372,690, $169,836 and $151,160 for the year ended October 31, 2016, October 31, 2017 and October 31, 2018, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2018, the reimbursement for such services amounted to $68,790.

During the year ended October 31, 2018 and the year ended October 31, 2017, the Adviser reimbursed the Fund $254,983 and $78, respectively, for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency

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Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,161 for the year ended October 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $43,006.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2018 is as follows:

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$39,743	$174,562	$197,842	$16,463	$327

Brokerage commissions paid on investment transactions for the year ended October 31, 2018 amounted to $238,172, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$165,901,524		$210,865,340
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$135,863,859

Gross unrealized appreciation	$17,141,533
Gross unrealized depreciation	(25,811,074)

Net unrealized depreciation	$(8,669,541)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The

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credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the

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expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2018, the Fund held purchased swaptions for hedging and non-hedging purposes. During the year ended October 31, 2018, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an

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underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected.

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Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To

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the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2018, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2018, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the year ended October 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$45,180	*	Receivable/Payable for variation margin on futures	$535,262	*

Equity contracts	Receivable/Payable for variation margin on futures	6,348,286	*	Receivable/Payable for variation margin on futures	1,113,274	*

Commodity contracts	Receivable/Payable for variation margin on futures	25,933	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	15,664	*	Receivable/Payable for variation margin on centrally cleared swaps	525,838	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	6,996,409		Unrealized depreciation on forward currency exchange contracts	3,974,607

Interest rate contracts	Investments in securities, at value	5,851

Interest rate contracts				Swaptions written, at value	1,183

Equity contracts	Unrealized appreciation on total return swaps	803,315		Unrealized depreciation on total return swaps	2,625,585

Equity contracts	Market value on variance swaps	536,808		Market value on variance swaps	1,024,680

Total		$14,777,446			$9,800,429

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,136,668)		$(388,753)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(13,026,469)		8,753,439

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(402,071)		286,585

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(5,627,090)		2,504,519

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	5,552		(112,201)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	– 0	–	48,009

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,588,232)		19,310

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(5,981,568)		(2,239,167)

Total		$(28,756,546)		$8,871,741

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2018:

Futures:
Average original value of buy contracts	$120,725,042
Average original value of sale contracts	$229,449,172
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$358,923,099
Average principal amount of sale contracts	$421,893,458
Purchased Swaptions:
Average notional amount	$40,082,108	(a)
Swaptions Written:
Average notional amount	$47,445,869	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$116,570,721
Total Return Swaps:
Average notional amount	$157,220,254
Variance Swaps:
Average notional amount	$4,454,409

(a)	Positions were open for nine months during the year.

(b)	Positions were open for seven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

All Market Alternative Return Portfolio

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$93,551	$(72,627)	$	– 0	–	$	– 0	–	$20,924
Barclays Bank PLC	2,131,162	(1,188,352)		– 0	–		(772,075)		170,735
BNP Paribas SA	292,932	(27,270)		– 0	–		– 0	–	265,662
Credit Suisse International	978,498	(506,392)		– 0	–		– 0	–	472,106
Deutsche Bank AG	46,727	(46,727)		– 0	–		– 0	–	– 0	–

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Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Goldman Sachs Bank USA/Goldman Sachs International	$712,815	$(712,815)		$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Chase Bank, NA	562,553	(171,775)			– 0	–		– 0	–		390,778
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,550,777	(1,550,777)			– 0	–		– 0	–		– 0	–
Natwest Markets PLC	354,185	(123,611)			– 0	–		– 0	–		230,574
Nomura Global Financial Products, Inc.	24,832	– 0	–		– 0	–		– 0	–		24,832
Standard Chartered Bank	76,774	– 0	–		– 0	–		– 0	–		76,774
State Street Bank & Trust Co.	714,262	(76,746)			– 0	–		– 0	–		637,516

Total	$7,539,068	$(4,477,092)		$	– 0	–		$(772,075)			$2,289,901	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA	$72,627	$(72,627)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	1,188,352	(1,188,352)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	27,270	(27,270)			– 0	–		– 0	–		– 0	–
Citibank, NA	558,511	– 0	–		– 0	–		(540,244)			18,267
Credit Suisse International	506,392	(506,392)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	52,216	(46,727)			– 0	–		– 0	–		5,489
Goldman Sachs Bank USA/Goldman Sachs International	2,121,946	(712,815)			– 0	–		(1,348,450)			60,681
JPMorgan Chase Bank, NA	171,775	(171,775)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,649,896	(1,550,777)			– 0	–		(99,119)			– 0	–

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Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Natwest Markets PLC	$123,611	$(123,611)	$	– 0	–	$	– 0	–	$	– 0	–
State Street Bank & Trust Co.	76,746	(76,746)		– 0	–		– 0	–		– 0	–

Total	$6,549,342	$(4,477,092)	$	– 0	–		$(1,987,813)			$84,437	^

AllianceBernstein All Market Alternative Return (Cayman) Ltd.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Barclays Bank PLC	$378,223	$(246,685)	$	– 0	–	$	– 0	–	$131,538
Goldman Sachs International	8,527	(8,527)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	416,565	(416,565)		– 0	–		– 0	–	– 0	–

Total	$803,315	$(671,777)	$	– 0	–	$	– 0	–	$131,538	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$246,685	$(246,685)	$	– 0	–	$	– 0	–	$ – 0	–
Goldman Sachs International	234,846	(8,527)		(73,000)			– 0	–	153,319
JPMorgan Chase Bank, NA	595,182	(416,565)		(178,617)			– 0	–	– 0	–

Total	$1,076,713	$(671,777)		$(251,617)		$	– 0	–	$153,319	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used

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when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2018			Year Ended October 31, 2017

Class A
Shares issued in reinvestment of distributions	– 0	–	197		$	– 0	–	$1,628

Net increase	– 0	–	197		$	– 0	–	$1,628

Class C
Shares issued in reinvestment of distributions	– 0	–	189		$	– 0	–	$1,550

Net increase	– 0	–	189		$	– 0	–	$1,550

Advisor Class
Shares sold	– 0	–	25,419,522		$	– 0	–	$216,663,517

Shares issued in reinvestment of distributions	– 0	–	359,361			– 0	–	2,971,914

Shares redeemed	(7,149,798)		– 0	–		(55,696,928)		– 0	–

Net increase (decrease)	(7,149,798)		25,778,883			$(55,696,928)		$219,635,431

At October 31, 2018, an AB mutual fund owned approximately 79% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE F

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of the Fund’s assets among different strategies and asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value, or NAV, when one of these asset classes is performing better or worse than others.

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Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018			2017
Distributions paid from:
Ordinary income	$	– 0	–	$2,975,092

Total distributions paid	$	– 0	–	$2,975,092

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(12,158,741	)(a)
Unrealized appreciation/(depreciation)	(8,697,697	)(b)

Total accumulated earnings/(deficit)	$(20,856,438	)(c)

(a)	As of October 31, 2018, the Fund had a net capital loss carryforward of $12,158,741.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of swaps.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $723,284 and a net long-term capital loss carryforward of $11,435,457, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser, the disallowance of a net operating loss, and book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the consolidated financial statements.

NOTE J

Subsequent Events

At a meeting held on December 20, 2018, the Boards of Directors of the Company approved the liquidation and termination of the Fund. If necessary after payment by the Fund for redemption requests by the Fund’s shareholders, the Fund will make final liquidating distributions on or shortly after January 11, 2019.

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	March 9, 2015(a) to October 31, 2015
2018	2017	2016

Net asset value, beginning of period	$ 8.29	$ 10.25	$ 9.81	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.01	(.00	)(d)	(.05)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.79)	(.33)	.24	(.09)
Contributions from Affiliates	.01	.00	(d)	.27	– 0	–

Net increase (decrease) in net asset value from operations	(.77)	(.33)	.46	(.19)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(1.63)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	– 0	–	(1.63)	(.02)	– 0	–

Net asset value, end of period	$ 7.52	$ 8.29	$ 10.25	$ 9.81

Total Return
Total investment return based on net asset value(e)*	(9.29	)%††	(3.22)%	4.73	%††	(1.90	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$10	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)‡	1.23%	1.18%	1.53%	1.55	%^
Expenses, before waivers/reimbursements(f)(g)‡	1.34%	2.27%	4.01%	3.84	%^
Net investment income (loss)(b)	.06%	.03%	(.49)%	(1.47	)%^
Portfolio turnover rate	205%	224%	429%	2078	%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.06%	.03%	.00%

See footnote summary on page 77.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,	March 9, 2015(a) to October 31, 2015
2018	2017	2016

Net asset value, beginning of period	$ 8.18	$ 10.12	$ 9.76	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.06)	(.12)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.78)	(.33)	.24	(.10)
Contributions from Affiliates	.01	.00	(d)	.26	– 0	–

Net increase (decrease) in net asset value from operations	(.82)	(.39)	.38	(.24)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(1.55)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	– 0	–	(1.55)	(.02)	– 0	–

Net asset value, end of period	$ 7.36	$ 8.18	$ 10.12	$ 9.76

Total Return
Total investment return based on net asset value(e)*	(10.02	)%††	(3.95	)%††	3.94	%††	(2.40	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$10	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)‡	1.98%	1.93%	2.28%	2.30	%^
Expenses, before waivers/reimbursements(f)(g)‡	2.14%	3.10%	4.84%	4.64	%^
Net investment loss(b)	(.65)%	(.72)%	(1.24)%	(2.20	)%^
Portfolio turnover rate	205%	224%	429%	2078	%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.06%	.03%	.00%

See footnote summary on page 77.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	March 9, 2015(a) to October 31, 2015
2018	2017	2016

Net asset value, beginning of period	$ 8.31	$ 10.29	$ 9.82	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.02	.02	(.02)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.78)	(.35)	.24	(.10)
Contributions from Affiliates	.01	.00	(d)	.27	– 0	–

Net increase (decrease) in net asset value from operations	(.75)	(.33)	.49	(.18)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(1.65)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	– 0	–	(1.65)	(.02)	– 0	–

Net asset value, end of period	$ 7.56	$ 8.31	$ 10.29	$ 9.82

Total Return
Total investment return based on net asset value(e)*	(9.03	)%††	(3.04)%	5.03	%††	(1.80	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$154,526	$229,299	$18,502	$17,657
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)‡	.98%	.94%	1.27%	1.30	%^
Expenses, before waivers/reimbursements(f)(g)‡	1.09%	1.19%	3.76%	3.57	%^
Net investment income (loss)(b)	.23%	.24%	(.24)%	(1.21	)%^
Portfolio turnover rate	205%	224%	429%	2078	%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.06%	.03%	.00%

See footnote summary on page 77.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2018, October 31, 2017 and October 31, 2016, such waiver amounted to .02%, .06% and .03%, respectively.

(g)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,			March 9, 2015(a) to October 31, 2015
	2018	2017	2016
Class A
Net of waivers	N/A	N/A	1.52%	N/A
Before waivers	N/A	N/A	4.00%	N/A
Class C
Net of waivers	N/A	N/A	2.27%	N/A
Before waivers	N/A	N/A	4.83%	N/A
Advisor Class
Net of waivers	N/A	N/A	1.27%	N/A
Before waivers	N/A	N/A	3.75%	N/A

*

Includes the impact of a voluntary reimbursement from the Adviser for trading losses incurred due to a trade entry error; absent of such payment, the Fund’s performance would have been reduced by .16% and 2.71% for the years ended October 31, 2018 and October 31, 2016, respectively.

††

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB All Market Alternative Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Alternative Return Portfolio (the “Fund”), (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of October 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and the period from March 9, 2015 (commencement of operations) to October 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at October 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the three years in the period then ended and the period from March 9, 2015 to October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2018

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RESULTS OF SHAREHOLDERS MEETING

A Special Meeting of Shareholders of the AB Cap Fund, Inc. (the “Company”)—AB All Market Alternative Return Portfolio (the “Fund”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	153,531,217	1,117,868
William H. Foulk, Jr.	153,385,034	1,264,051
Nancy P. Jacklin	153,607,746	1,041,339
Robert M. Keith	153,546,025	1,103,060
Carol C. McMullen	153,649,415	999,670
Garry L. Moody	153,545,113	1,103,973
Marshall C. Turner	153,507,495	1,141,590
Earl D. Weiner	153,514,727	1,134,358

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker Non-Votes
20,429,471	– 0 –	– 0 –	– 0 –

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Brian T. Brugman(2), Vice President Daniel J. Loewy(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Brugman and Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas, New York, NY 10105 58 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”)++ and the head of AllianceBernstein Investments, Inc. (“ABI”)++ since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.,# Chairman of the Board 77 (2015)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as a general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,# 74 (2015)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
William H. Foulk, Jr.,# ^ 86 (2015)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Nancy P. Jacklin,# 70 (2015)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen,# 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody,# 66 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of Board IQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner,# 79 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Foulk is expected to retire on or about December 31, 2018.

+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

++	The Adviser and ABI are affiliates of the Fund.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain Information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Brian T. Brugman 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Daniel J. Loewy 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2013

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Cap Fund, Inc. in respect of AB All Market Alternative Return Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds,

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actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources

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it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

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the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Alternative Return Portfolio (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated,

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extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors

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also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and

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transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting at which continuance of the Advisory Agreement was approved, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

102 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO | 103

NOTES

104 | AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO	abfunds.com

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMAR-0151-1018

ITEM 2. CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Alternative Return	2017	$68,776	$—	$35,829
	2018	$68,776	$—	$49,486

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Alternative Return	2017	$758,944	$35,829
			$—
			$(35,829)

	2018	$607,065	$49,486
			$—
			$(49,486)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 28, 2018